Exhibit 24

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of January 2, 2012.

/s/ Robert S. Morrison

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 23, 2011.

/s/ Cheryl A. Francis

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 22, 2011.

/s/ Gloria Santona

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 23, 2011.

/s/ Richard B. Myers

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 25, 2011.

/s/ Carolyn Y. Woo

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 26, 2011.

/s/ Richard C. Notebaert

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 23, 2011.

/s/ Lester B. Knight

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 24, 2011.

/s/ J. Michael Losh

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 22, 2011.

/s/ Andrew J. McKenna

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 29, 2011.

/s/ Edgar D. Jannotta

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 29, 2011.

/s/ R. Eden Martin

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 23, 2011.

/s/ Fulvio Conti

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of December 26, 2011.

/s/ Jan Kalff

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Christa Davies and Ram Padmanabhan and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to shares of the Company’s common stock issuable pursuant to the Aon Savings Plan and plan interests in the Aon Savings Plan, any and all amendments and supplements thereto or to the prospectus contained therein (including all post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of January 3, 2011.

/s/ Gregory Case